January 25, 2023

Global X Emerging Markets ETF

NYSE Arca: EMM

2023 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxetfs.com/funds/emm. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com. The Fund’s prospectus and statement of additional information, both dated December 14, 2022, are incorporated by reference into (legally made a part of) this Summary Prospectus.

As permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Fund’s website (www.globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary. You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

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Global X Emerging Markets ETF

Ticker: EMM Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The investment objective of the Global X Emerging Markets ETF (the “Fund”) is to achieve long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.75%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.75%

1    Other Expenses are based on estimated amounts for the current fiscal year.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$77	$240

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year of the Predecessor Fund (as defined in the section titled "PERFORMANCE INFORMATION"), the portfolio turnover rate was 106% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange traded fund (“ETF”) advised by Global X Management Company LLC (the “Adviser”) and sub-advised by Mirae Asset Global Investments (Hong Kong) Limited (the “Sub-Adviser”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities: (i) of issuers in emerging markets; and/or (ii) that are tied economically to emerging markets, provided that, in either case, the issuers of any such securities are deemed by the Adviser to have a current or future leading position in terms of market share and/or market capitalization within their respective country, region, industry, products produced or services offered, as applicable. Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

In determining whether an issuer is, or is likely to be, in a current or future leading position in terms of market share and/or market capitalization within its respective country, region, industry, products produced or services offered, the Adviser considers, among other things: (i) issuers with a sustainable long-term business model or strategy that the Adviser considers to be a competitive advantage; (ii) issuers with businesses that the Adviser expects to benefit from long-term economic trends; and (iii) issuers with management practices and philosophies that the Adviser considers beneficial to shareholder value. These are companies that the Adviser believes are poised to benefit from the socio-economic changes occurring in emerging markets and may have the potential to achieve high levels of growth over the medium- to long-term.

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The Adviser utilizes an active and bottom-up approach to portfolio construction, and does not apply a top-down country or sector allocation. The initial investment universe is derived primarily from quantitative analysis, using metrics like trading volume and market capitalization. After the initial investment universe has been screened, fundamental and qualitative analysis are applied for purposes of country and sector allocations and stock selection, all within a risk management framework. This risk management framework includes, but is not limited to, individual position size limits, country and sector weight limits relative to a broad-based benchmark, and a target number of holdings. As a result, the Fund’s portfolio reflects what the Adviser believes are the most compelling investment opportunities within the eligible universe and subject to the parameters of the risk management framework.

The Adviser considers an emerging market country to include any country that is: (i) generally recognized to be an emerging market country by the international financial community; (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. The Adviser determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (i) the issuer’s primary trading market is in an emerging market; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in, emerging markets; (iii) the investment is included in an index representative of emerging markets; and (iv) the investment is exposed to the economic risks and returns of emerging markets.

For market capitalization determination, the Adviser considers, on a country-by-country basis, the rankings published by generally recognized classification systems, such as the MSCI Global Industry Classification System (“MSCI GICS”). The Adviser may invest in issuers across all industry sectors, as defined by MSCI GICS.

For market share determination, the Adviser generally uses its proprietary analysis of an issuer’s competitive positioning within its respective industry on a province, state, country or regional basis. The Adviser also may consider product segments or types of services provided by an issuer that are outside of the issuer’s generally recognized industry classification. The Adviser’s proprietary analysis may include consideration of third-party data on market share.

The Adviser buys and sells securities based on its investment thesis for each issuer, judgment about the prices of the securities and valuations, portfolio cash management, market structural opportunities and concerns, and other macro-economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in securities of any market capitalization. Although the Fund may invest more than 25% of its assets in issuers located in a single country or in a limited number of countries, under normal market conditions, the Fund invests in at least three different countries. Under normal market conditions, the Fund intends to invest substantially all of its net assets in non-U.S. companies.

The Fund may invest in China A-Shares, which are issued by companies incorporated in mainland China and traded on Chinese exchanges. The Fund generally expects to invest in a broad range of sectors and emerging market countries, but the Fund may periodically focus its investments (i.e., holds 25% or more of its total assets) in a particular sector(s) and/or an emerging market country or countries.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

Active Management Risk: The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Asset Class Risk: Securities and other assets held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

China A-Shares Risk: A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Foreign investors can access A-Shares by obtaining a Qualified Foreign Institutional Investor ("QFII") or a Renminbi Qualified Foreign Institutional Investor ("RQFII") license, as well as through the Stock Connect Program, which is a securities trading and clearing program with an aim to achieve mutual stock market access between the China and Hong Kong markets. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange ("SSE") (in the case of Shanghai

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Connect) or the Shenzhen Stock Exchange ("SZSE") (in the case of Shenzhen Connect), and the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. Investments in A-Shares are subject to various regulations and limits, and the recoupment or repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. In addition, investors from outside mainland China may face difficulties or prohibitions accessing certain A-Shares that are part of a restricted list in countries such as the U.S. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. Trading suspensions in certain stock could lead to greater market execution risk and costs for the Fund, and the creation and redemption of Creation Units (as defined below) may also be disrupted. These risks, among others, could adversely affect the value of the Fund’s investments.

Depositary Receipts Risk: The Fund may invest in depositary receipts, such as ADRs and GDRs.  Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies. For additional details on these risks, please see Foreign Securities Risk.  Moreover, depositary receipts may not track the price of the underlying foreign securities on which they are based.  A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Preferred Stock Investment Risk: Preferred stock may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. Additionally, in certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. As interest rates rise, the value of the preferred stocks held by the Fund are likely to decline.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: The Fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are focused in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

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Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.
Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the past, and the impact of more stringent capital requirements and of current or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber-attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in China: Investment exposure to China subjects the Fund to risks specific to China.

Economic, Political and Social Risk
China may be subject to considerable degrees of economic, political and social instability. Concerns about the rising government and household debt levels could impact the stability of the Chinese economy. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices, including recent reforms to liberalize its capital markets and expand the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and COVID-19 (Coronavirus). Such health crises could exacerbate political, social, and economic risks previously mentioned.

Export growth continues to be a major driver of China’s rapid economic growth. Elevated trade tensions between China and its trading partners, including the imposition of U.S. tariffs on certain Chinese goods and increased international pressure related to Chinese trade policy and forced technology transfers and intellectual property protections, may have a substantial impact on the Chinese economy. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The continuation or worsening of the current political climate between China and the U.S. could result in additional regulatory restrictions being contemplated or imposed in the U.S. or in China that could impact the Fund’s ability to invest in certain companies.

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Security Risk
China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund invests. Incidents involving China’s or the region’s security, including the contagion of infectious viruses or diseases, may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments.

Heavy Government Control and Regulation
Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. Investments in China may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.

Tax Risk
China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments
For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the Chinese government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the Chinese government will not place similar restrictions on other industries.

Risk of Investing in Emerging Markets: As of the date of this Prospectus, China is an emerging market country. Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts

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of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2022, expectations for higher policy interest rates and the removal of monetary policy support resulted in elevated market volatility and a weak start to January as markets rotated away from companies with weaker fundamentals and/or higher valuations. Sustained elevated inflation, global supply chain bottlenecks and labor shortages encouraged a U.S. Federal Reserve policy shift to increase interest rates. With central bankers needing to reflect that they remain ahead of the curve on inflation, there are concerns that monetary policy may provide less support should economic growth slow. The slowing growth of gross domestic product in China may weigh on global economic growth, while the COVID-19 pandemic remains a risk to both global economic growth and supply chain normalization. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

New Fund Risk: The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders. New funds are also subject to Large Shareholder Risk.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund, the Adviser and the Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

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Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Turnover Risk: The Fund may engage in frequent and active trading, which may significantly increase the Fund’s portfolio turnover rate. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. For example, a portfolio turnover rate of 300% is equivalent to the Fund buying and selling all of its securities three times during the course of a year. A high portfolio turnover rate would result in high brokerage costs for the Fund, may result in higher taxes when shares are held in a taxable account and lower Fund performance.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The information shown below reflects the historical performance of the Emerging Markets Fund, a series of the Mirae Asset Discovery Funds (the “Predecessor Fund”), which is advised by Mirae Asset Global Investments (USA) LLC, an affiliate of the Adviser. It is currently contemplated that before the Fund commences operations, the assets and liabilities of the Predecessor Fund will be transferred to the Fund in a tax-free reorganization (the “Reorganization”). It is currently contemplated that the Reorganization, which is subject to approval by the Predecessor Fund shareholders, will occur in the first half of 2023. Upon completion of the Reorganization, the Fund will assume the performance, financial, accounting and other historical information of the Predecessor Fund’s Class I shares. The Predecessor Fund and the Fund have identical investment objectives and substantially similar strategies. The portfolio managers of the Fund are the same members of the portfolio management team of the Predecessor Fund.

The bar chart and table that follow show how the Predecessor Fund’s Class I shares performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance for Class I shares from year to year and by showing how the Predecessor Fund's average annual returns for Class I shares, for the indicated periods compare with the Fund's benchmark index and a broad measure of market performance. Performance for the Predecessor Fund’s Class I shares has not been adjusted to reflect the Fund’s lower expenses than those of the Predecessor Fund’s Class I Shares. Had the Predecessor Fund been structured as an exchange-traded fund (“ETF”), its performance may have differed.

The Fund’s and the Predecessor Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

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The bar chart below shows the Predecessor Fund’s annual returns for Class I Shares.

Annual Total Returns as of 12/31 for Class I Shares*

50%
40%
30%
20%
10%
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-10%
-20%
-30%
15.60%
1.88%
-0.41%
-9.29%
6.71%
45.63%
-19.89%
21.31%
20.47%
1.69%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Best Quarter:	23.80%	12/31/2020
Worst Quarter:	-26.82%	3/31/2020

*    The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended September 30, 2022 was -28.11%.

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The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Predecessor Fund. The table includes all applicable fees and sales charges. The table further compares the Predecessor Fund’s performance over time to that of the MSCI Emerging Markets Index, a broad-based securities index.

Average Annual Total Returns (for the periods ended December 31, 2021)	One Year Ended December 31, 2021	Five Years Ended December 31, 2021	Ten Years Ended December 31, 2021
Class I
·Return before taxes	1.69%	11.63%	7.01%
·Return after taxes on distributions	0.30%	10.92%	6.69%
·Return after taxes on distributions and sale of Fund Shares	2.50%	9.19%	5.67%
Class A Returns Before Taxes	-4.46%	10.05%	6.12%
Class C Returns Before Taxes	-0.32%	10.51%	5.93%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	-2.22%	10.26%	5.87%

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC (the “Adviser”).

Sub-Adviser: Mirae Asset Global Investments (Hong Kong) Limited serves as investment sub-adviser to the Fund (the “Sub-Adviser”), subject to supervision by the Adviser and oversight by the Global X Funds Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, such reference should also be read to refer to Mirae Asset Global Investments (Hong Kong) Limited, where the context requires.

Portfolio Managers: The Fund is managed by the Adviser and the Sub-Adviser’s Portfolio Management teams. The professionals primarily responsible for the management of the Fund are William Malcolm Dorson, Portfolio Manager for the Adviser, Rahul Chadha, Co-Chief Investment Officer of the Sub-Adviser, and Phil Lee, Portfolio Manager of the Sub-Adviser. Messrs. Dorson, Chadha and Lee have been managing the Fund since 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. (“Distributor”), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called “Creation Units”. The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to https://www.globalxetfs.com.

TAX INFORMATION

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The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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